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                                                                    Exhibit 99.2

                                                       Attachment to Section 2.6

                                   [OPTIONEE]
                             AGREEMENT AND RELEASE

     THIS AGREEMENT AND RELEASE (the "Agreement") is effective as of the consummation of the Merger (as defined below) (the "Effective Time"), by and among Salant Corporation, a Delaware corporation (the "Company"), Perry Ellis International, Inc., a Florida corporation ("Parent"), Connor Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Parent ("Merger Sub") and [OPTIONEE] (the "Optionee"). Capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the Merger Agreement (as defined below).

     WHEREAS, Company, Parent and Merger Sub have entered into an Agreement and Plan of Merger dated February 3, 2003 (the "Merger Agreement"), pursuant to which, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into the Company (the "Merger"), each outstanding share of common stock of the Company, $1.00 par value ("Company Common Stock") will be converted into the right to receive the Merger Consideration (as defined in the Merger Agreement), and the Company will be the surviving corporation in the Merger and become a direct, wholly-owned subsidiary of Parent;

     WHEREAS, in accordance with the Company's 1999 Stock Award and Incentive Plan (the "Stock Option Plan"), the Company has previously granted to Optionee the Outstanding Options (as defined below) pursuant to certain grant and award instruments and agreements (copies of which are attached hereto) between the Optionee and the Company governing and evidencing Optionee's Outstanding Options (the "Grant Agreements"), the terms of which are being amended pursuant to this Agreement; and

     WHEREAS, as provided in the Merger Agreement and as permitted by the Stock Option Plan, the Board of Directors of the Company pursuant to a unanimous resolution adopted on February 3, 2003 has accelerated the vesting of all of Optionee's unvested Outstanding Options, effective from and after the Effective Time, in order that all of Optionee's Outstanding Options shall be and become fully vested and exercisable at the Effective Time;

     WHEREAS, the Optionee hereby elects to surrender and cancel all of his/her Outstanding Options at the Effective Time and, in full and final settlement of, and in consideration for, such surrender and cancellation, receive the Option Consideration (as defined below) pursuant to the terms and conditions of this Agreement.

     NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

     Section 1. Outstanding Options. The Optionee acknowledges and agrees that, effective as of the Effective Time:

          (i) he/she has been granted the right to purchase the number of shares of Company Common Stock (the "Outstanding Options") at the applicable

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                exercise price(s) set forth on Exhibit A attached hereto;

          (ii)  he/she has not exercised any of the Outstanding Options; and

          (iii) other than the Outstanding Options, he/she has no rights to acquire any securities of the Company (or any interests therein).

     Section 2. Amended Grant Agreements. Effective as of the Effective Time, any and all of the Optionee's Grant Agreement(s) shall be deemed amended to accelerate the vesting of all then-unvested Outstanding Options, so that from and after the Effective Time all Outstanding Options shall be and become fully vested and exercisable. In addition, the Stock Option Plan pursuant to which the Outstanding Options were granted shall be terminated as of the Effective Date.

     Section 3. Option Surrender and Cancellation. Optionee hereby agrees to surrender for cancellation at the Effective Time of all of his/her Outstanding Options. Optionee acknowledges that he/she is making this election in connection with the Merger and pursuant to Section 2.6 of the Merger Agreement which requires the Company to give the Optionee the right to receive, in full settlement of, and in consideration for, such surrender and cancellation, an amount, of cash and common stock of the Parent, $.01 par value ("Parent Common Stock"), for each share of Company Common Stock subject to his/her Outstanding Options, equal to the excess of the value of the Merger Consideration ($9.3691) over the applicable exercise price for each share of Company Common Stock subject to his/her Outstanding Options (collectively for all Outstanding Options, the "Option Consideration"). The Option Consideration shall be delivered and paid (net of all withholding taxes and other payments withheld in accordance with Section 5 below) in the form of Parent Common Stock and cash, ratably in the same proportion per share in which the Merger Consideration shall be delivered and paid in the Merger to holders of Company Common Stock.

     Section 4. Payment and Cancellation of the Outstanding Options. As promptly as practicable after the Effective Time, Parent (or the Surviving Corporation) shall pay (or cause to be paid) to Optionee the Option Consideration (subject to Section 5 below, net of all applicable taxes and payments required to be withheld) and in consideration of the payment of the Option Consideration, the Outstanding Options (and all Grant Agreements issued in connection therewith) shall be cancelled and void.

     Section 5. Tax Withholding. The Optionee acknowledges and agrees that, in connection with surrender and cancellation of the Outstanding Options and the payment of the Option Consideration, the Company is required to withhold from the Option Consideration certain taxes and other payments in respect of the Optionee and the Option Consideration under the Internal Revenue Code of 1986, as amended (and the rules and regulations promulgated thereunder) (the "Code") and pursuant to the applicable provisions of state, local and foreign tax laws. By checking the applicable box below, the Optionee hereby elects to have such taxes and other payments withheld from:

Check One:

     (i) that portion of the Option Consideration payable in the form of Parent Common Stock, such that the number of shares of Parent Common Stock payable to Optionee upon such surrender and cancellation shall be reduced by a corresponding amount (the "Stock Reduction Amount") equal in value to the amount of taxes and other payments required to be withheld (which Stock Reduction Amount shall be determined by dividing the aggregate amount of taxes and other payments required to be withheld in respect of the Option Consideration and the Option pursuant to the Code and state and local tax laws by the Parent Average Stock Price, or

     (ii) that portion of the Option Consideration payable in cash, such that the aggregate cash payable to the Optionee upon such surrender and cancellation shall be reduced dollar-for-dollar by the corresponding amount of taxes and other payments required to be withheld in respect of the Option Consideration and the Option pursuant to the Code and state and local tax laws.

     Section 6. Release by Employee. In consideration of the accelerated vesting and the right to receive the Option Consideration, the Optionee hereby irrevocably and unconditionally releases, acquits, absolves and discharges forever each of the Company, Parent, Surviving Corporation and all of their respective "affiliates" (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), "control persons" (as such term is used in Section 20 of the Exchange Act), subsidiaries and present and former officers, directors, employees, agents and representatives, successors and assigns (collectively, the "Released Parties"), from any and all actions, liabilities, obligations, causes of action, rights of action, demands, charges, complaints, agreements, rights to payment, rights to equitable remedies, obligations of payment or performance, losses, costs, suits, proceedings, debts, judgments, dues, expenses, sums of money, express or implied contracts, agreements, promises and claims, whether known or unknown, liquidated or unliquidated, absolute or contingent, direct, derivative, incidental or consequential (collectively, "Claims") which the Optionee ever had, now has or hereafter may have against any of the Released Parties in connection with, related to, or arising out of, or in connection with, the right to receive, subscribe for the purchase of or otherwise acquire, or any options to receive, subscribe for the purchase of or otherwise acquire, equity interests in or any securities of the Company (and all grant and award instruments and agreements governing and evidencing the issuance of such rights or options and/or all provisions related to the issuance of such rights or options set forth in any other agreement) existing at or prior to the Effective Time, including, without limitation, the Outstanding Options (and all Grant Agreements and all provisions related to the Outstanding Options set forth in any other agreements). Optionee agrees not to file or join, cooperate, induce or acquiesce in the filing or commencement of any case, cause of action, claim, litigation, proceeding or lawsuit (collectively, "Actions") asserting or alleging any matters which are the subject of, or which otherwise relate to the release hereby made in, this Agreement. If Optionee files an Action asserting or alleging any such matter, he/she will pay for all costs incurred by the Released

Parties in defending against Optionee's claims, including, without limitation, attorney's fees and expenses.

     Section 6. Effective Date of this Agreement. This Agreement shall become effective at the Effective Time. If the Merger is not consummated and the Merger Agreement is terminated in accordance with its terms, this Agreement shall be terminated on the date the Merger Agreement is terminated, and be of no further force and effect thereafter.

     Section 7. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to conflicts of laws principles thereof. This Agreement may be signed in any number of counterparts.

     OPTIONEE ACKNOWLEDGES THAT HE/SHE HAS CAREFULLY READ THIS AGREEMENT AND RELEASE IN ITS ENTIRETY, HE/SHE IS FULLY INFORMED WITH RESPECT TO ITS CONTENTS AND SCOPE AND, UNDERSTANDS THE SAME, HAS HAD A MEANINGFUL OPPORTUNITY TO DISCUSS THIS AGREEMENT AND RELEASE WITH HIS/HER ATTORNEY AND/OR TAX AND ACCOUNTING ADVISORS, AND IS VOLUNTARILY ENTERING INTO THIS AGREEMENT AND RELEASE OF HIS/HER OWN FREE WILL, WITHOUT DURESS OR COERCION, AFTER FULL AND DUE CONSIDERATION OF ITS TERMS, EFFECTS AND CONDITIONS. OPTIONEE FURTHER ACKNOWLEDGES THAT EXCEPT AS STATED IN THIS AGREEMENT, NEITHER COMPANY, PARENT, MERGER SUB NOR ANY AFFILIATE, EMPLOYEE, AGENT OR REPRESENTATIVE OF ANY SUCH ENTITY OR PERSON HAS MADE ANY REPRESENTATIONS, WARRANTIES OR PROMISES TO HIM/HER RELATED TO THE OUTSTANDING OPTIONS OR ANY SECURITIES TO BE RECEIVED IN RESPECT THEREOF.

                  [Remainder of page intentionally left blank]

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     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of
February 3, 2003.

OPTIONEE:



By: _________________________
         [OPTIONEE]


SALANT CORPORATION



By: _________________________
Name:
Title:


PERRY ELLIS INTERNATIONAL, INC.



By: _________________________
Name:
Title:


CONNOR ACQUISITION CORP.



By: _________________________
Name:
Title:

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                                    EXHIBIT A

----------------------------------------------------------------------------------------------
   Grant Date of the Option    Number of Shares Subject to     Exercise Price of the Option
                                      the Option
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------


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

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